[LOGO]	MONY LIFE INSURANCE COMPANY OF AMERICA 1290 Avenue of the Americas New York NY 10104

Dodie Kent Vice President and Associate General Counsel 212 314-3970 Fax: 212-707-1791

March 1, 2012

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	MONY America Variable Account A (the “Registrant”)
Registration Nos. 333-72632 and 811-05166; 333-91776 and 811-05166; 333-92066 and 811-05166; 333-59717 and 811-05166; 033-20453 and 811-05166; 033-20696 and 811-05166; and 033-14362 and 811-05166 (MONY Variable Annuity; MONY L Variable Annuity; MONY C Variable Annuity; MONY Custom Master; The MONYMaster, FPVA II; The ValueMaster; The MONYMaster, FPVA I; respectively.)

Commissioners:

MONY Life Insurance Company of America (“MONY America”), on behalf of the Registrant, has sent to contract owners annual reports for the period ended December 31, 2011 for the following mutual funds in which the Registrant invests:

o	AIM VARIABLE INSURANCE FUNDS – UNDERLYING FUNDS:
–	Invesco V.I. Dividend Growth Fund
–	Invesco V.I. Global Health Care Fund
–	Invesco V.I. Technology Fund
–	Invesco Van Kampen V.I. Global Value Equity Fund

o	AXA PREMIER VIP TRUST – UNDERLYING FUNDS:
–	AXA Aggressive Allocation Portfolio
–	AXA Conservative Allocation Portfolio
–	AXA Conservative-Plus Allocation Portfolio
–	AXA Moderate Allocation Portfolio
–	AXA Moderate-Plus Allocation Portfolio
–	Multimanager Multi-Sector Bond Portfolio
–	Multimanager Small Cap Growth Portfolio

o	DREYFUS STOCK INDEX FUND, INC.
–	Dreyfus Stock Index Fund, Inc

o	EQ ADVISORS TRUST – UNDERLYING FUNDS:
–	All Asset Allocation Portfolio
–	EQ/AllianceBernstein Small Cap Growth Portfolio
–	EQ/BlackRock Basic Value Equity Portfolio
–	EQ/Boston Advisors Equity Income Portfolio
–	EQ/Calvert Socially Responsible Portfolio
–	EQ/Capital Guardian Research Portfolio
–	EQ/Core Bond Index Portfolio
–	EQ/GAMCO Mergers and Acquisitions Portfolio
–	EQ/GAMCO Small Company Value Portfolio
–	EQ/Global Multi-Sector Equity Portfolio
–	EQ/Intermediate Government Bond Index Portfolio
–	EQ/Large Cap Value Index Portfolio
–	EQ/Large Cap Value PLUS Portfolio
–	EQ/MFS International Growth Portfolio
–	EQ/Mid Cap Index Portfolio
–	EQ/Mid Cap PLUS Portfolio
–	EQ/Money Market Portfolio
–	EQ/Montag & Caldwell Growth Portfolio
–	EQ/Morgan Stanley Mid Cap Growth
–	EQ/PIMCO Ultra Short Bond Portfolio
–	EQ/Quality Bond PLUS Portfolio
–	EQ/Small Company Index Portfolio
–	EQ/T. Rowe Price Growth Stock Portfolio
–	EQ/UBS Growth and Income Portfolio

o	FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS – UNDERLYING FUNDS:
–	Contrafund(R) Portfolio

o	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS – UNDERLYING FUNDS:
–	Franklin Income Securities Fund
–	Franklin Rising Dividends Securities Fund

o	JANUS ASPEN SERIES – UNDERLYING FUNDS:
–	Balanced Portfolio
–	Enterprise Portfolio
–	Forty Portfolio
–	Overseas Portfolio
–	Worldwide Portfolio

o	MFS(R) VARIABLE INSURANCE TRUST – UNDERLYING SERIES:
–	MFS(R) Utilities Series

o	OPPENHEIMER VARIABLE ACCOUNT FUNDS – UNDERLYING FUNDS:
–	Oppenheimer Global Securities Fund/VA

o	PIMCO VARIABLE INSURANCE TRUST – UNDERLYING FUNDS:
–	PIMCO VIT Global Bond Portfolio (Unhedged)

o	PROFUNDS – UNDERLYING FUNDS:
–	ProFund VP Bear
–	ProFund VP Rising Rates Opportunity
–	ProFund VP UltraBull

Some of the funds listed above may not be available under every contract offered by the Registrant.

MONY America understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/S/ Dodie Kent
Dodie Kent